Accounting Policies, by Policy (Policies)	6 Months Ended
Jun. 30, 2024
Summary of Significant Accounting Policies [Abstract]
Basis of presentation

(a) Basis of presentation

The accompanying interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities Exchange Commission (the “SEC”) and have been consistently applied. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows and should be read in conjunction with the Company’s consolidated financial statements as of December 31, 2022 and 2023. In the opinion of management, the accompanying interim condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results, and cash flows for the periods presented. Operating results for the interim period ended June 30, 2024 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2023.

Principles of consolidation

(b) Principles of consolidation

The interim condensed consolidated financial statements include the financial statements of the Company and its subsidiaries. All intercompany transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.

Use of estimates and assumptions

(c) Use of estimates and assumptions

The preparation of the interim condensed consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date and revenues and expenses during the reporting periods. Significant accounting estimates include, but not limited to the allowance of credit loss for accounts receivables, contract assets, and prepaid expenses and other current asset, the impairment of long-lived assets, and the valuation allowance for deferred tax assets. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the interim condensed consolidated financial statements.

Foreign currencies and foreign currency translation

(d) Foreign currencies and foreign currency translation

The reporting currency of the Group is Renminbi (“RMB”). The financial statements of non-PRC entities are translated into RMB using the exchange rate as of the balance sheet date for assets and liabilities and average exchange rate for the years for income and expense items. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. The equity denominated in the functional currency other than RMB is translated at the historical rate of exchange at the time of capital contribution.

Translation adjustments arising from these are reported as foreign currency translation adjustments of RMB 2,452,762 and RMB 1,329,500 (US$ 186,549) for the six months ended June 30, 2023 and 2024, respectively and are shown as a separate component of shareholders’ equity on the interim condensed consolidated financial statement. The following table outlines the currency exchange rates that were used in preparing the interim condensed consolidated financial statements, representing the index rates stipulated by the Bank of China:

HKD against RMB	June 30, 2023	December 31, 2023	June 30, 2024
Year-end spot rate	HKD1=RMB0.9207	HKD1=RMB0.9056	HKD1=RMB0.9126
Average rate	HKD1=RMB0.8883	HKD1=RMB0.8999	HKD1=RMB0.9084

Foreign currency transactions denominated in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet dates. Net gains and losses resulting from foreign exchange transactions are included in exchange gains/(losses) on the consolidated statements of income and comprehensive income. The Group incurred and recognized foreign currency exchange loss of RMB 974,371 and RMB 464,790 (US$ 65,217) for the six months ended June 30, 2023 and 2024, respectively, as a result of changes in the exchange rate.

Convenience translation

(e) Convenience translation

The United States dollar (“US$”) amounts disclosed in the accompanying interim condensed financial statements are presented solely for the convenience of the readers. Translations of amounts from RMB into US$ for the convenience of the reader were calculated at the rate of US$ 1.00=RMB 7.1268 on June 30, 2024, representing the middle rate as set forth in the statistical release of the Bank of China as of June 30, 2024. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.

Segment information

(f) Segment information

An operating segment is a component of the Group that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Group’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC (“Accounting Standard Codification”) 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision-making group, in deciding how to allocate resources and in assessing performance. The Group uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Group’s reportable segments. The Group’s CODM has been identified as the chief executive officer (the “CEO”), who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group.

The Group has determined that there is only one reportable operating segment since all types of the services provided and products delivered are viewed as an integrated business process and allocation of the resources and assessment of the performance are not separately evaluated by the Group’s CODM.

Cash and Restricted Cash

(g) Cash and Restricted Cash

Cash consists of cash on hand and cash in bank. The Group maintains cash with various financial institutions primarily in China. As of December 31, 2023 and June 30, 2024, balances of cash were RMB 26,103,076 and RMB 21,076,691 (US$ 2,957,385), respectively. Out of the total cash balances, RMB 3,142,124 and RMB 3,076,631 (US$ 431,699) are dominated in currencies other than RMB as of December 31, 2023 and June 30, 2024, respectively. The Group has not experienced any losses in bank accounts and believes it is not exposed to any risks on its cash in bank accounts.

Restricted cash represents Demand Bank Guarantee for an international express company. Under the Demand Bank Guarantee, the Company need to deposit RMB 500,000 into the bank account in the Bank of China and the cash deposited is restricted for use to make the payments to the international express company under the two-year Air Freight Agency Agreement between the Company and the express company. The term of the Demand Bank Guarantee is from March 2022 to January 2024. In January 2024, RMB 501,952 (US$ 70,432) was released from all restrictions, which consisted of principal of RMB 500,000 (US$ 70,158) and accumulated interests of RMB 1,952 (US$ 274).

Accounts receivable, net

(h) Accounts receivable, net

Accounts receivable, net, include amounts billed and currently due from customers. The amounts due are stated at their net estimated realizable value. The credit terms are generally between 30 to 60 days.

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, and are due on demand. The carrying value of accounts receivable is reduced by an allowance that reflects the Company’s best estimate of the amounts that will not be collected. An allowance for credit losses is recorded in the period when a loss is probable based on an assessment of specific evidence indicating collection is unlikely, historical bad debt rates, accounts aging, financial conditions of the customer and industry trends. Starting from April 1, 2023, the Group adopted ASU No.2016-13 “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”). Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary. As of December 31, 2023 and June 30, 2024, the Group record allowance for credit loss of RMB 10,196,104 and RMB 8,141,968 (US$ 1,142,444 ) against accounts receivable, respectively.

Impairment of long-lived assets

(i) Impairment of long-lived assets

The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Group would recognize an impairment loss, which is the excess of carrying amount over the fair value of the assets, using the expected future discounted cash flows.

During the six months ended June 30, 2024, there was a triggering event of negative cash flows and operating losses at the freight forwarding and warehousing assets group level that indicated the carrying amounts of the Company’s long-lived assets may not have been recoverable. In accordance with ASC 360, regarding the long-lived assets, we performed an undiscounted cash flow analysis and concluded that the carrying value of the asset group was not recoverable. Accordingly, the Group then performed an analysis to estimate the fair value of the other long-lived assets and concluded that property and equipment and right-of-use (ROU) assets were subject to impairment. As of June 30, 2024, the Group’s property and equipment and ROU assets mainly included machinery, equipment, vehicles, leasehold improvement and operating office and warehouse leases. For the six months ended June 30, 2024, the Group recognized an impairment charge of RMB 396,850 (US$ 55,684) against the property and equipment, RMB 567,017 (US$ 79,561) against the intangible assets for the amount by which the carrying value of the asset group’s long-lived assets exceeded their estimated fair value.

Fair value measurement

(j) Fair value measurement

The Group applies ASC 820, Fair Value Measurements and Disclosures, (“ASC 820’’). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

●	Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 — Include other inputs that are directly or indirectly observable in the marketplace.
●	Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future cash flow amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

 Financial assets and liabilities of the Group primarily consisted of cash, accounts receivable, amounts due from related parties, other receivables included in prepaid expenses and other current assets, short-term borrowings, accounts payable, amounts due to related parties, other payables included in accrued expenses and other current liabilities. As of December 31, 2023 and June 30, 2024, the carrying amounts of financial instruments approximated to their fair values due to the short-term maturity of these instruments.

The Group’s non-financial assets, such as property and equipment, would be measured at fair value only if they were determined to be impaired.

Revenue recognition

(k) Revenue recognition

Substantially all of the Group’s revenues are from contracts associated with freight forwarding services domestically and internationally. Additionally, the Group provides supply chain management to customers, by exploiting its advantages in global supply chain services.

The following table identifies the disaggregation of the Group’s revenue for the six months ended June 30, 2023 and 2024, respectively:

	Six months ended June 30, 2023		Six months ended June 30, 2024
Revenue Categories	(RMB)%		(RMB)	(US$)%
Type A: Freight forwarding services	166,394,282	98.2%	163,343,874	22,919,666	60.3%
- Integrated cross-border logistics	110,622,640	65.3%	100,212,026	14,061,293	37.0%
- Fragmented logistics	37,106,900	21.9%	56,784,271	7,967,709	21.0%
- Chartered airline freight services	18,664,742	11.0%	6,347,577	890,663	2.3%
Type B: Supply chain management	1,292,197	0.8%	105,500,404	14,803,335	39.0%
- International trading in relation to supply chain management	1,290,954	0.8%	105,499,754	14,803,243	39.0%
- Agent services	1,243	0.0%	650	92	0.0%
Type C: Other services	1,798,774	1.0%	1,763,231	247,409	0.7%
- Customs brokerage	1,687,258	1.0%	1,763,231	247,409	0.7%
- Software development	111,516	0.0%	-	-	0.0%
Total	169,485,253	100.0%	270,607,509	37,970,409	100.0%

The following table presents revenue classified by timing of revenue recognition for the six months ended June 30, 2023 and 2024, respectively.

	Six months ended June 30, 2023	Six months ended June 30, 2024
	RMB	RMB	US$
Point in time	1,868,386	108,964,101	14,803,335
Over time	167,616,867	161,643,408	23,167,074
Total revenue	169,485,253	270,607,509	37,970,409

Type A: Freight forwarding services

The Group primarily engages in freight forwarding services, including integrated cross-border logistics, fragmented logistics, and chartered airline freight services. Integrated cross-border logistics and fragmented logistics are indifferent in the revenue recognition analysis, but with different quotation process. Under these two types of freight forwarding services, the Group fulfils its performance obligation by transporting freights from the origin to the destination, both are specified by customers, via air freight, ocean freight, and land freight. The Group considers that there is only one performance obligation as the customer cannot benefit from the facilitating services on its own but be bundled with the freight services since the customer’s purpose for entering into this contract is to transport goods from the origin to the destination. The transaction price is fixed when the contract was signed by both parties. These two types of revenue are recognized over time based on the extent of progress towards completion of the performance obligation. The Group adopts the output method, which is based on the transit time period, to measure progress. For chartered airline freight services, the Group provides a fixed volume or weight of space capacity on fixed-route air planes for customer transportation during the duration of the contract. The Company fulfills its performance obligation by transporting freights from the origin to the destination. The transaction price is fixed when the contract was signed by both parties, and there will be no variable consideration during transportation. This type of revenue is recognized in straight-line basis over the transit period. Generally, the airplane completes flight transportation service within one day or several hours.

The Group considers itself the principal for transactions that it is in control of establishing the transaction price, and it is responsible for managing all aspects of the shipments process and taking the risk of loss for delivery. Therefore, such revenues are reported on a gross basis.

For certain contracts, the Group considers itself the agent for transactions that it cooperates with third-party carriers to arrange freight services. Third-party carriers signed the contracts with customers and were in control of establishing the transaction price, and were responsible for fulfilling the promise to provide freight services. Therefore, such revenues are reported on a net basis.

The payment term is within 60 days after completion of freight forwarding services.

Type B: Supply chain management

The Group also engages in supply chain management, which includes international trading and agent services. The Group provides international trading, which sells electronic products through both export and import, by exploiting its advantages in global supply chain services and networks. The Group fulfils its performance obligation by transferring products to the designated location. In accordance with the Company’s customary business practices, once the products are delivered to the designated spot by its customers, the control of products has transferred, which indicates that the customer has the ability to direct the use of and obtain substantially all of the remaining benefits from the asset. The transaction price is fixed when the contract was signed by both parties. This type of revenue is recognized based on the product value specified in the contract at a point in time when the control of products has transferred. The Group considers itself the principal because it is in control of establishing the transaction price and bearing inventory risk. Therefore, such revenues are reported on a gross basis.

In addition to international trading, the Group also provides agent services relates to export/import procedures, for example, application for duty-refund, customs brokerage services and so on. The Group fulfills its performance obligation by arranging export/import business for the customer, including but not limited to signing contracts with end customers on behalf of the customer and preparing customs brokerage and duty refund. This type of revenue is recognized at a point in time upon the completion of the agent services. The Group considers itself the agent because the Group is not primarily responsible for fulfilling the promise to provide the specified goods, neither bears the inventory risks. Therefore, such revenues are reported on a net basis.

The payment term is within 60 days after completion of international trading and agent services.

Type C: Other value-added services

The Group also provides customs brokerage services, and logistics-related software development services.

Customs brokerage services under Type C represents independent revenue stream, different from being one of the facilitating services of the freight forwarding business under Type A, or the facilitating services of the agent services under Type B under which those services are bundled as one performance obligation. The Group fulfils its performance obligation by providing customs brokerage services only. The transaction price is fixed when the contract was signed by both parties. This type of revenue is recognized at a point in time upon completion of services, usually within one day.

The Group also generates revenues from logistics-related software development services. The Group identifies two performance obligations within the contract: the software development services and the maintenance services. The transaction price is allocated based on the stand-alone selling price for each type of service. The Group recognizes software development services revenue over time in proportionate to the relative labor hours over the total budgeted hours of the project. The Group also promises to provide one-year maintenance service after the above mentioned software has been launched. The Group recognizes maintenance services revenue over the service period of one year.

Contract assets and liabilities

In-transit freight with performance obligations recognized over time that have revenue recognized to date in excess of cumulative billings are reported on consolidated balance sheets as “Contract assets”. Contract assets are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable.

Contract liabilities represents the obligation to transfer goods or services to a customer for which the entity has received consideration from the customer. Contract liabilities of the Group mainly consist of advance product payments from customers of international trading. The Group expects to recognize this balance as revenue over the next 12 months.

The following table shows the amounts of revenue recognized in the current reporting period that were included in the contract liabilities at the beginning of the reporting period:

	For the six months ended June 30,
	2023	2024
	RMB	RMB	US$
Revenue recognized that was included in contract liabilities at the beginning of the reporting period:	1,989,310	4,777,398	670,343

Contract assets were RMB 2,023,221 and RMB 2,787,512 (US$ 391,131) as of December 31, 2023 and June 30, 2024, respectively. Contract liabilities related to advance payments from customers were RMB 4,777,398 and RMB 2,611,792 (US$ 366,475) as of December 31, 2023 and June 30, 2024, respectively.

Contract costs

Contract costs consists of incremental costs of obtaining a contract with customers, for example, sales commissions. The Group elects to use the practical expedient, allowing to recognize the incremental costs of obtaining a contract as a cost or an expense when incurred if the amortization period, usually the contractual period, would have been one year or less.

Cost of revenues

(l) Cost of revenues

Cost of revenues consist primarily of (i) cost of freight charges, (ii) cost of purchase for international trading, (iii) labor costs, (iv) cost of customs brokerage, (v) cost of packaging, (vi) cost of indemnity paid to carriers and (vii) cost of warehouse lease. Cost of freight charges consists of (i) airfreight/ocean freight/land freight charges, (ii) delivery fees, and (iii) other service fees.

Financial expenses, net

(m) Financial expenses, net

Financial expenses, net mainly consist of (i) interest expenses, net, (ii) foreign exchange gain or loss, and (iii) bank charges. The Group incurred interest expenses, net of RMB 417,654 and RMB 1,252,481 (US$ 175,742) for the six months ended June 30, 2023 and 2024, respectively. The Group incurred foreign exchange loss of RMB 974,371 and RMB 464,790 (US$ 65,217) for the six months ended June 30, 2023 and 2024, respectively.

Non-controlling interests

(n) Non-controlling interests

A non-controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the Group. Consolidated net income on the consolidated statements of income and comprehensive income includes the net income attributable to non-controlling interests. The cumulative results of operations attributable to non-controlling interests, are recorded as non-controlling interests on the Group’s consolidated balance sheets.

Leases

(o) Leases

At inception of a contract, the Group assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, the Group assess whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all the economic benefits from the use of the asset and whether it has the right to control the use of the asset.

The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Group recognizes operating lease expenses on a straight-line basis over the lease term.

Leases with an initial term of 12 months or less are short-term lease and not recognized as operating lease right-of-use assets and operating lease liabilities on the consolidated balance sheet. The Group recognizes lease expense for short-term leases on a straight-line basis over the lease term.

The right-of-use of asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received.

Operating lease liabilities are recognized based on the present value of the lease payments not yet paid, discounted using the average borrowing rate of the Group’s outstanding loans.

The lease assets for operating leases consist of the amount of the measurement of the lease liabilities and any prepaid lease payments. Operating lease expense is recognized on a straight-line basis over the lease term by adding interest expense determined using the effective interest method to the amortization of the operating lease right-of-use assets. Interest expense is determined using the effective interest method. The Group’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The Company’s lease terms may include options to extend or terminate the lease. Renewal options are considered within the ROU assets and lease liabilities when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term. For operating leases with a term of one year or less, the Company has elected not to recognize a lease liability or ROU asset on its consolidated balance sheet. Instead, it recognizes the lease payments as expenses on a straight-line basis over the lease term. Short-term lease costs are immaterial to its consolidated statements of operations and cash flows.

The Group reviews the impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Group reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Group has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows. Based on the Group’s assessment, no impairment charges against ROU is needed during the six months ended June 30, 2024.

Income taxes

(p) Income taxes

The Group accounts for current income taxes in accordance with the laws of the relevant tax authorities. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the end of the reporting period.

The Group accounts for income taxes under ASC 740. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases (“Temporary differences”).

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those Temporary differences are expected to be recovered or settled. Deferred tax is calculated at the tax rates that are expected to apply in the periods in which the asset or liability will be settled, based on rates enacted or substantively enacted at the end of the reporting period. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The provisions of ASC 740-10-25, “Accounting for Uncertainty in Income Taxes,” prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This interpretation also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures. The Group believes there were no uncertain tax positions at December 31, 2023 and June 30, 2024, respectively.

Guidance was also provided on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Group’s uncertain tax positions and determining its provision for income taxes. The Group did not recognize any significant interest and penalties associated with uncertain tax positions for the the six months ended June 30, 2023 and 2024.

Value added tax (“VAT”)

(q) Value added tax (“VAT”)

The Group is subject to VAT and related surcharges on revenues generated from providing services. Revenue from providing services and sales of products is generally subject to VAT at applicable tax rates, and subsequently paid to PRC tax authorities after netting input VAT on purchases. The excess of output VAT over input VAT is reflected tax payable. The Group reports revenue net of PRC’s VAT for all the periods presented in the Consolidated Statements of Income.

The PRC VAT rate is 0%, 1%, 6% and 9% for taxpayers providing logistics services and 13% for product sales for the six months ended June 30, 2023 and 2024.

The Notice of Ministry of Finance (“MOF”) and State Administration of Taxation (“SAT”) on the Adjustment to VAT Rates, promulgated on April 4, 2018 and effective as of May 1, 2018, adjusted the applicative rate of VAT. The deduction rates of 17% and 11% applicable to the taxpayers who have VAT taxable sales activities or imported goods are adjusted to 16% and 10%, respectively. For the export goods to which a tax rate of 17% was originally applicable and the export rebate rate was 17%, the export rebate rate is adjusted to 16%. For the export goods and cross-border taxable activities to which a tax rate of 11% was originally applicable and the export rebate rate was 11%, the export rebate rate is adjusted to 10%.

Pursuant to the Announcement on Relevant Policies for Deepening Value-Added Tax Reform, which was promulgated by MOF, SAT and the General Administration of Customs on March 20, 2019 and became effective on April 1, 2019, where (i) for VAT taxable sales or imports of goods originally subject to value-added tax rates of 16%, such tax rates shall be adjusted to 13%; (ii) for the exported goods originally subject to a tax rate of 16% and an export tax refund rate of 16%, the export tax refund rate shall be adjusted to 13%.

Earnings per share

(r) Earnings per share

The Group computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS.

Basic EPS are computed by dividing income available to ordinary shareholders of the Group by the weighted average ordinary shares outstanding during the period. Diluted EPS takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised and converted into ordinary shares. As of December 31, 2023 and June 30, 2024, there was no dilution impact.

Statutory reserves

(s) Statutory reserves

The Group’s PRC subsidiaries are required to reserve 10% of their net profit after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The profit arrived at must be set off against any accumulated losses sustained by corresponding PRC subsidiaries in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the registered capital. This statutory reserve is not distributable in the form of cash dividends. The statutory reserve were RMB 502,941 and RMB 764,231 (US$ 107,233) as of December 31, 2023 and June 30, 2024, respectively.

Concentration of risks

(t) Concentration of risks

Concentration of Credit Risks

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company places its cash with financial institutions with high credit ratings and quality. As of December 31, 2023 and June 30, 2024, RMB 26,103,076 and RMB 21,076,691 (US$ 2,957,385) of the Group’s cash were on deposit at financial institutions in the PRC, respectively.

The Group has a concentration of its account receivables and revenues with specific customers. As of December 31, 2023, one customer accounted for 17.0% of accounts receivable. As of June 30, 2024, two customers accounted for 17.2% and 10.8% of accounts receivable, respectively. For the six months ended June 30, 2023, two customers accounted for approximately 10.9% and 10.8% of the total revenue, respectively. For the six months ended June 30, 2024, one customer accounted for approximately 10.1% of the total revenue.

The Company conducts credit evaluations of customers, and generally does not require collateral or other security from its customers. The Company establishes an allowance for credit loss based upon estimates, factors surrounding the credit risk of specific customers and other information. The allowance amounts were immaterial for all periods presented.

The Group also has a concentration of its account payables and purchases with specific suppliers. As of December 31, 2023, three suppliers accounted for 20.0%, 14.6%,and 13.5% of the total accounts payable balance, respectively. As of June 30, 2024, two suppliers accounted for 28.9% and 13.7% of the total accounts payable balance. For the six months ended June 30, 2023, two suppliers accounted for 19.9% and 16.3% of the total purchases, respectively. For the six months ended June 30, 2024, two suppliers accounted for 21.2% and 11.7% of the total purchases, respectively.

Foreign Exchange Risk

The Groups’ operations are primarily in China. The reporting currency is denominated in RMB. The Group is exposed to currency risk primarily through sales and purchases which give rise to receivables, payables and cash balances that are denominated in currencies other than the functional currency of the operations to which the transactions relate. Thus, revenues and results of operations may be impacted by exchange rate fluctuations between RMB and U.S. dollars.

Recent accounting pronouncements

(u) Recent accounting pronouncements

In November 2023, the FASB issued ASU No. 2023-07 (“ASU 2023-07”), Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 on a retrospective basis. Early adoption is permitted. The Group expects the adoption of this ASU will not have a material effect on the interim condensed consolidated financial statements.

In December 2023, the FASB issued ASU No.2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosure to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. This ASU is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective January 1, 2025, and the adoption of this ASU is not expected to have a material impact on its financial statements.

Other accounting standards that have been issued by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Group does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its consolidated financial condition, results of operations, cash flows or disclosures.